SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            MENTOR INCOME FUND, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                     [LOGO]

Dear Shareholder,

     We are pleased to present to you proxy materials for the 1997 Annual Meeting of Shareholders of Mentor Income Fund, Inc. (the "Fund"). The Meeting will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 on August 27, 1997 at 10:00 a.m. for the following purposes:

     1. To elect a Director to hold office for the term specified and until his successor is duly elected and qualified.

     2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the fiscal year ending October 31, 1997.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     If you will not be able to attend the Annual Meeting, we urge you to complete, date and sign the enclosed proxy voting card. A self-addressed, postage-paid envelope has been provided for your convenience. It is very important that we receive your voting instructions no later than August 20, 1997. Please submit the proxy card by this date; failure to do so could result in the Fund incurring further proxy solicitation expenses. If you hold Fund shares in more than one account, you may receive more than one proxy package. Please make sure that you return separate proxy cards for the separate holdings.

     We look forward to seeing you at the Annual Meeting and appreciate your continued interest in the Fund.

Sincerely,

/s/ Weston E. Edwards                     /s/ Paul F. Costello
---------------------                     --------------------
    Weston E. Edwards                         Paul F. Costello
    CHAIRMAN OF THE BOARD                     PRESIDENT

                            MENTOR INCOME FUND, INC.
                     Riverfront Plaza, 901 East Byrd Street
                            Richmond, Virginia 23219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                AUGUST 27, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of Mentor Income Fund, Inc. (the "Fund"), a Virginia corporation, will be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 on August 27, 1997 at 10:00 a.m. for the following purposes:

     1. To elect a Director to hold office for the term specified and until his successor is duly elected and qualified.

     2. To ratify or reject the selection of KPMG Peat Marwick LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997.

     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Every shareholder of record as of the close of business on July 18, 1997 will be entitled to vote at the Meeting and any adjournment thereof. Please respond -- your vote is important. Whether or not you plan to attend the Meeting, please complete, sign and mail the enclosed proxy voting card in the envelope provided. It is important that your proxy be received no later than August 20, 1997 to assure that your proxy will be voted.

                                  By Order of the Board of Directors,

                                  /s/ John M. Ivan
                                  ----------------
                                      John M. Ivan
                                      SECRETARY

August 1, 1997

                            MENTOR INCOME FUND, INC.
                     Riverfront Plaza, 901 East Byrd Street
                            Richmond, Virginia 23219

                           -------------------------
                                PROXY STATEMENT
                           -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                AUGUST 27, 1997

     This Proxy Statement and Notice of Meeting with accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Mentor Income Fund, Inc. (the "Fund"), a Virginia corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m. on August 27, 1997, at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, and any adjournment thereof (the "Meeting"). The Fund's annual report for the fiscal year ended October 31, 1996, including financial statements, and semi-annual report for the period ended April 30, 1997, have been previously mailed to shareholders. The annual report and/or semi-annual report are provided upon request without charge. Such request should be addressed to Mentor Investment Group, LLC, Investor Relations Office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219 -- telephone (800) 825-5353.

     The date of mailing of this proxy statement was on or about August 1, 1997.

     Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominee for Director and in favor of the proposal set forth in the attached Notice of the Meeting. A proxy may be revoked at any time prior to its use. It may be revoked by filing with the Secretary of the Fund an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

     The cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, Officers and regular employees and agents of the Fund without compensation therefor. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

     As of July 18, 1997, there were 11,817,776 shares of the Fund outstanding. Each share of record as of the close of business on July 18, 1997 will be entitled to one vote on all matters presented at the Meeting. The shares of the Fund do not have cumulative voting rights. As of July 18, 1997, all the Directors and Officers and the nominee for election as a Director of the Fund, as a group, owned beneficially 51,960 Fund shares (less than 1% of the total outstanding shares). As of July 18, 1997, to the knowledge of management, no person owned beneficially 5% or more of the outstanding Fund shares.

     As of July 18, 1997, the Fund had net assets of $120,711,909.

     Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be received at the Fund's office, Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, no later than April 28, 1998.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the proxy holders will vote proxies which vote FOR any proposals in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposals against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

1. ELECTION OF DIRECTOR

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year the term of office of one class will expire. Mr. Weston E. Edwards has been nominated for a three-year term to expire at the 2000 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Edwards has been a Director of the Fund since 1988. Mr. Edwards has consented to serve as a Director if elected. It is not expected that he will be unable to serve as a Director; however, if that should occur for any reason prior to the Meeting, the proxy holders will vote in their discretion for another person of their choice. The following table provides information concerning the nominee for election as a Director and each Director of the Fund.

                                                                                            SHARES OWNED
                                                                                            BENEFICIALLY
                                                                                               AS OF
   NAME, ADDRESS AND                                                           DIRECTOR       JULY 18,
 OFFICES WITH THE FUND              PRINCIPAL OCCUPATION AND AGE                 SINCE          1997
-----------------------  --------------------------------------------------    ---------    ------------
                CLASS I NOMINEE TO SERVE UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS:

Weston E. Edwards        President, Weston Edwards & Associates                  1988          36,218**
361 Forest Avenue        (business brokers and consultants)
Suite 205                (September 1994-present and July 1988-
Laguna Beach, CA 92651   July 1993); President, Smart Mortgage
Chairman of the Board    Access, Inc. (realtor-based mortgage services)
                         (July 1993-September 1994); Founder and
                         Chairman, The Housing Roundtable
                         (since February 1981). (Age 63)

     CONTINUING DIRECTORS. The balance of the current Directors consists of one Class II Director and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. Mr. Barrentine was elected at the 1995 Annual Meeting of Shareholders and Messrs. Nelson and Ludeman were elected at the 1996 Annual Meeting of Shareholders. The Directors are as follows:

                                                                                            SHARES OWNED
                                                                                            BENEFICIALLY
                                                                                               AS OF
   NAME, ADDRESS AND                                                           DIRECTOR       JULY 18,
 OFFICES WITH THE FUND              PRINCIPAL OCCUPATION AND AGE                 SINCE          1997
-----------------------  --------------------------------------------------    ---------    ------------
                                    CLASS II (TERM EXPIRING IN 1998)

Jerry R. Barrentine      President, J. R. Barrentine & Associates                1988           5,725**
17716 River Ford Drive   (mortgage banking consultants) (since July 1997);
Davidson, NC 28036       Executive Vice President and CFO, Barclays
Director                 American/Mortgage Director Corporation (financial
                         services) (November 1992-July 1997); Managing
                         Partner, Barrentine Lott & Associates, Inc.
                         (financial services consultants) (November
                         1981-November 1992). (Age 63)

                                   CLASS III (TERM EXPIRING IN 1999)
J. Garnett Nelson        Consultant, Mid-Atlantic Holdings, L.L.C. (since        1991           7,017**
101 Shockoe Slip         February 1995); Senior Vice President, The Life
Richmond, VA 23219       Insurance Company of Virginia (1990-February
Director                 1995); Director, GE Investment Funds, Inc.,
                         successor to Life of Virginia Series Fund, Inc.
                         (since 1990); Director, Lawyers Title Corporation
                         (since 1991); Member, Investment Advisory
                         Committee, Virginia Retirement System (since April
                         1995). (Age 58)

Daniel J. Ludeman*       Chairman and Chief Executive Officer, Mentor            1993           3,000**
901 East Byrd Street     Investment Group, LLC (since July 1991); Managing
Richmond, VA 23219       Director, Wheat, First Securities, Inc. (since
Director                 August 1984); Managing Director Director, Wheat
                         First Butcher Singer, Inc. (since June 1991);
                         Chairman and Trustee, Mentor Funds, Cash Resource
                         Trust and Mentor Institutional Trust. (Age 40)

---------------

 * Mr. Ludeman is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his association with Mentor Investment Advisors, LLC (formerly known as Commonwealth Investment Counsel, Inc.) (the "Investment Manager"). Messrs. Barrentine, Edwards and Nelson are not "interested persons" of the Fund as that term is defined in the 1940 Act.

** Less than 1% of the total outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

     The Fund pays Mr. Edwards, as Chairman of the Board, an annual fee of $24,000, and pays Messrs. Barrentine and Nelson an annual fee of $16,000, plus an attendance fee for each Director of $1,000 per meeting plus out-of-pocket expenses. Mr. Ludeman, as an "interested person" of the Fund, does not receive a fee for his services as a Director of the Fund. The direct aggregate and total remuneration (including reimbursement of such expenses) paid to all Directors as a group for the fiscal year ended October 31, 1996 was $77,483.

     The following table sets forth aggregate compensation paid by the Fund to each non-interested Director during the fiscal year ended October 31, 1996, as well as the total compensation paid by the Fund and other funds advised by the Investment Manager to each Director.

                                    PENSION OR RETIREMENT    TOTAL COMPENSATION
                       AGGREGATE     BENEFITS ACCRUED AS         FROM FUND
                      COMPENSATION       PART OF FUND           COMPLEX PAID
 NAME OF DIRECTOR      FROM FUND           EXPENSES             TO DIRECTORS
------------------    ------------  ----------------------   ------------------
Jerry R. Barrentine     $ 20,000             None                 $ 20,000
Weston E. Edwards         28,000             None                   28,000
J. Garnett Nelson         20,000             None                   20,000

SUPPLEMENTAL INFORMATION

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The Officers of the Fund, other than those who are Directors or a nominee for Director, are as follows: Paul F. Costello (Age 36), President; Terry L. Perkins (Age 50), Treasurer; John M. Ivan (Age 41), Secretary; Michael A. Wade (Age 30), Assistant Treasurer; Sander M. Bieber (Age
47), Assistant Secretary; and Joseph R. Fleming (Age 44), Assistant Secretary. During the past five years, the principal occupations of the Officers have been as follows: Paul F. Costello -- President (since June 1994) -- Managing Director of Mentor Investment Group, LLC and Wheat First Butcher Singer, Inc. (since June
1994) -- Chief Operating Officer, Mentor Distributors, Inc. (since February
1992); Executive Vice President and Chief Administrative Officer, America's Utility Fund; Formerly, Director, President and Chief Executive Officer, First Variable Life Insurance Company; President and Chief Financial Officer, Variable Investors Series Trust; President and Treasurer, Atlantic Capital & Research, Inc. (August 1986-February 1992). Terry L. Perkins -- Treasurer (since December
1988) -- Senior Vice President, Mentor Investment Group, LLC (since April 1996); Formerly, Vice President of Mentor Investment Group, LLC (August 1993-April
1996) -- Controller (June 1992-August 1993) and Assistant Secretary and Compliance Officer (December 1988-August 1993), Ryland Capital Management, Inc. John M. Ivan -- Secretary (since June 1994) -- Managing Director, Director of Compliance and Assistant Secretary (since September 1992) and Assistant General Counsel (since July 1984), Wheat First Butcher Singer, Inc. Michael A. Wade -- Assistant Treasurer (since June 1995) -- Accounting Manager and Vice President of Mentor Investment Group, LLC (since October 1996); Formerly, Accounting Manager and Associate Vice President of Mentor Investment Group, LLC (since April 1994); Formerly, Senior Accountant, Wheat First Butcher Singer, Inc. (April 1993-March 1994); Audit Senior, BDO Seidman (July 1989-March 1993). Sander M. Bieber -- Assistant Secretary (since December 1994) -- Partner with the law firm of Dechert Price & Rhoads (since 1981), counsel to the Fund. Joseph
R. Fleming -- Assistant Secretary (since December 1996) -- Partner with the law firm of Dechert Price & Rhoads (since 1988).

     The Fund has a standing Audit Committee currently consisting of Messrs. Barrentine, Edwards and Nelson, each of whom is a Director and not an interested person of the Fund. The Audit Committee reviews both the audit and nonaudit work of the Fund's independent accountants, submits a recommendation to the Board of Directors as to the selection of independent accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Fund has no other committees of the Board of Directors.

     Under the securities laws of the United States, the Fund's Directors, its Officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of the Investment Manager, are required to report their ownership of the Fund's common stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the most recent fiscal year ended October 31, 1996. All of these filing requirements were satisfied by the Fund's Directors and Officers. In making these statements, the Fund has relied on the representations of its incumbent Directors and Officers and copies of the reports that they have filed with the Commission.

     During the fiscal year ended October 31, 1996, there were four meetings of the Board of Directors and two meetings of the Audit Committee. All of the incumbent Directors attended at least 75% of the meetings of the Board of Directors and the Audit Committee, for those eligible to attend, held during the fiscal year ended October 31, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE AS A DIRECTOR OF THE FUND.

2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on December 11, 1996, upon recommendation of the Audit Committee, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, determined not to renew the relationship with Coopers & Lybrand L.L.P. for the fiscal year ending October 31, 1997 and approved the appointment of KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, as independent accountants of the Fund for that fiscal year. Coopers & Lybrand L.L.P., 217 E. Redwood Street, Baltimore, Maryland 21202, have been the independent accountants of the Fund since its inception, and have audited the Fund's financial statements for the fiscal year ended October 31, 1996.

     During the Fund's last two fiscal years and the period from November 1, 1996 to December 11, 1996, Coopers & Lybrand L.L.P.'s reports on the Fund's financial statements neither contained any adverse opinions nor were qualified or modified as to any uncertainty, audit scope or accounting principles. During the same time periods, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     KPMG Peat Marwick LLP provides customary professional services in connection with the audit function for a closed-end management investment company such as the Fund, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the Fund's shareholders and the SEC, and preparation of the Fund's federal and state income tax returns. The nature and scope of the professional services of the accountants have been approved by the Fund's Directors, who have considered the possible effect thereof on the independence of the accountants. Currently, KPMG Peat Marwick LLP serves as independent accountants of Mentor Investment Advisors, LLC, the Fund's investment manager, and of certain other funds for which Mentor Investment Advisors, LLC or an affiliate serves as investment manager. The change in independent accountants should help facilitate a well coordinated audit of all funds within the Mentor group of funds, which may result in certain cost savings being passed along to the Fund's shareholders.

     The Fund is advised that neither the firm of KPMG Peat Marwick LLP nor any of its members has any material direct or indirect financial interest in the Fund. Representatives of Coopers & Lybrand L.L.P. and KPMG Peat Marwick LLP are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING OCTOBER 31, 1997.

3. OTHER BUSINESS

     The Board of Directors knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed Proxy will be voted in accordance with the best judgment of the persons named in the Proxy.

                      THE INVESTMENT MANAGEMENT AGREEMENT

     Mentor Investment Advisors, LLC, a Virginia limited liability company, has been Investment Manager of the Fund since August 27, 1993. The Investment Manager is a wholly-owned subsidiary of Mentor Investment Group, LLC, which, in turn, is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. The business address of each of the foregoing is 901 East Byrd Street, Richmond, Virginia 23219.

                               THE ADMINISTRATOR

     Pursuant to an Administration Agreement dated August 27, 1993, Mentor Investment Group, LLC serves as the Fund's Administrator.

                                 VOTES REQUIRED

     The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the nominee to the Board of Directors, as set forth in Proposal 1, will require the vote of the holders of a plurality of the Fund's shares present or represented by proxy at the Meeting. Ratification of the selection of the accountants, as set forth in Proposal 2, will require the affirmative vote of the holders of a majority of the Fund's shares present or represented by proxy at the Meeting.

     If the accompanying form of proxy is executed properly and returned properly, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of the Director and FOR the other proposals as set forth herein. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but have not been voted. For this reason, abstentions and broker "non-votes" will be counted as negative votes for purposes of obtaining approval of Proposal I and Proposal II.

     YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY
PROMPTLY.

PROXY                                                                      PROXY

                            MENTOR INCOME FUND, INC.

                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 27, 1997
          This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder hereby appoints Paul F. Costello and Daniel
J. Ludeman, and each of them, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of MENTOR INCOME FUND, INC. (the "Fund") to be held at Riverfront Plaza, 901 East Byrd Street, Richmond, Virginia 23219, on Wednesday, August 27, 1997, at 10:00 a.m., and at any adjournment thereof, according to the number of votes and as fully as if personally present, for the purposes listed on the reverse side of this card.

--------------------------------------------------------------------------------

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

         Please sign this proxy card exactly as your name(s) appear(s) hereon. Joint Owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

[X]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

MENTOR INCOME FUND, INC.

Mark the box at right if an address change or comment has been noted on the reverse side of this card. [ ]

1.       ELECTION OF DIRECTOR: Weston E. Edwards for a term expiring in 2000.

                              FOR [ ]       WITHHOLD [ ]

2. Ratification of the selection of KPMG Peat Marwick LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997.

                     FOR [ ]       AGAINST [ ]        ABSTAIN [ ]

and with discretionary authority to vote on all matters that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR IN ITEM 1 AND IN FAVOR OF ITEM 2.

Please be sure to sign and date this Proxy.

--------------------------------------------------------------------------------

Date: ________________

Shareholder sign here:___________________Co-owner sign here:____________________

RECORD DATE SHARES: